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Exhibit 99.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF
ALLIANCE DATA SYSTEMS CORPORATION

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of Alliance Data Systems Corporation (the "Registrant").

I, J. Michael Parks, the Chief Executive Officer of the Registrant certify that to the best of my knowledge:

            (i)  the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

          (ii)  the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 10, 2003

/s/ J. Michael Parks Name: J. Michael Parks Chief Executive Officer
Subscribed and sworn to before me this 10th day of March, 2003.
/s/ Jane Baedke Name: Jane Baedke Title: Notary Public My commission expires:
October 23, 2004

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  Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF ALLIANCE DATA SYSTEMS CORPORATION